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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 18, 2003
                                                        ------------------------

                             VendingData Corporation
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                          91-1696010
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(Commission File Number)                       (IRS Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada                      89119
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (702) 733-7195
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the press release of VendingData Corporation (the "Company"), which was issued and disseminated on December 18, 2003, and which announced that the Company completed its public offering of 5,500,000 shares of common stock at $5.00 per share.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

         The following exhibits are filed with this report:

Exhibit  No.   Description
------------   -----------

99.01          Press Release of VendingData Corporation dated December 18, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VENDINGDATA CORPORATION
                                           (Registrant)



Date:  December 18, 2003               By: /s/ Stacie L. Brown
                                           -------------------------------------
                                           Stacie L. Brown
                                           Attorney-in-Fact for Steven J. Blad,
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    ------------------

99.01          Press Release of VendingData Corporation dated December 18, 2003.